Accrued expenses and other current liabilities	6 Months Ended
Dec. 31, 2015
Accrued expenses and other current liabilities
Accrued expenses and other current liabilities

Note 7 — Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following (in thousands):

	December 31, 2015	June 30, 2015	June 30, 2014

Accrued purchases and expenditure	$6,406	$3,589	$1,497
Accrued employee compensation and benefits payable	368	248	110
U.K. Value Added Tax	—	—	8,295
Other current liabilities	744	40	76

	$7,518	$3,877	$9,978

U.K. Value Added Tax at June 30, 2014 relates to U.K. Value Added arising on the $42 million payment from GSK.  This amount was collected from GSK in June 2014 and paid over to Her Majesty’s Revenue and Customs in July 2014.